UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4428

Dreyfus U.S. Treasury Intermediate Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/14

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
U.S. Treasury
Intermediate Term Fund

SEMIANNUAL REPORT June 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
24	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus U.S. Treasury
Intermediate Term Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the six-month period from January 1, 2014, through June 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. bonds defied many analysts’ expectations over the first half of 2014 when long-term interest rates moderated and prices of U.S. government securities climbed. Despite a series of gradual reductions in quantitative easing by monetary policymakers, rates at the longer end of the market’s maturity range generally fell amid low inflation concerns and the weather-related economic contraction during the first quarter of the year.

We believe we already have seen signs that the economy’s winter contraction will likely prove temporary, including stronger labor markets, greater manufacturing activity, rebounding housing starts, and rising household wealth. While these developments portend well for corporate-backed bonds over the remainder of the year, the likelihood of rising interest rates suggests that selectivity and a long-term perspective could become more important determinants of potential investment success. As always, we encourage you to talk with your financial advisor about our observations and their implications for your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through June 30, 2014, as provided by Robert Bayston and Nate Pearson, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2014, Dreyfus U.S.Treasury Intermediate Term Fund achieved a total return of 1.56%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch 1-10 Year U.S. Treasury Index (the “Index”), achieved a total return of 1.75% for the same period.2

Unexpectedly weak economic growth in the first quarter of 2014 and intensifying investor demand supported strong returns from long-term U.S.Treasury securities over the reporting period, but gains were far less pronounced among intermediate-term securities.The fund’s returns modestly lagged its benchmark, as its relatively short average duration prevented it from benefiting more fully in a falling interest rate environment.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund invests at least 80% of its net assets in U.S. Treasury securities.The fund invests in U.S.Treasury bills, notes, and other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Because U.S.Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a higher credit profile. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government.The fund maintains a dollar-weighted average maturity between three and 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Uncertainty Drove U.S. Bond Market Performance

At the end of 2013, evidence of an accelerating economic recovery and the Federal Reserve Board’s (the “Fed”) decision to begin reducing its quantitative easing program drove yields of 10-year U.S.Treasury securities above 3% for the first time in more than two years. However, renewed global economic concerns in January sparked a “flight to quality” among investors that caused longer term bond yields to moderate, and the Fed’s new chairperson backed away from previous employment and inflation targets, making clear that short-term interest rates were likely to remain near historically low levels for some time to come. Meanwhile, harsh winter weather dampened domestic economic activity: U.S. GDP contracted at a surprising 2.9% annualized rate over the first quarter of 2014 even as the unemployment rate continued to decline. Geopolitical unrest in Ukraine and an economic slowdown in China also contributed to investors’ concerns.

The U.S. economic recovery got back on track in the second quarter, as evidenced by better employment data, increased manufacturing activity, rising levels of household wealth, and stronger housing markets. In addition, inflationary pressures appeared to increase when consumer prices in May climbed 2.1% above their level one year earlier.

In this environment, yields of most U.S.Treasury securities ended the reporting period lower than where they began.Yields of 30-year bonds declined more substantially than those of seven-year securities, and yields of three-year securities climbed somewhat. Short-term yields remained anchored by the Fed’s unchanged target for the overnight federal funds rate.

Fund Strategies Produced Mixed Results

The fund’s relative performance was mildly constrained by our duration management strategy. In light of the economic recovery at the start of the year, we set the fund’s average duration in a position we considered modestly shorter than that of the Index. This position was intended to protect the fund from potentially rising interest rates as the economy grew and the Fed continued to taper its quantitative easing program. However, the unexpected economic contraction during the first quarter of the year sent most yields lower, and the fund’s relatively short average duration prevented it from participating more fully in the resulting price gains among longer term U.S. Treasury securities.

On the other hand, the fund generally benefited from our security selection strategy over the first six months of the year. Most notably, an allocation to TIPs gained value late in the reporting period when investor demand increased in the midst of an acceleration of domestic inflation. TIPs also benefited from seasonal factors that typically enhance their value during the spring.

At times during the reporting period, we employed interest rate futures to set the fund’s duration posture.

Strategies for a Changing Market Environment

In light of ample evidence that the U.S. economy’s first-quarter weakness was temporary, we expect the economic recovery to continue to accelerate in the months ahead.This development could produce higher interest rates and heightened market volatility over the months ahead.Therefore, we have maintained the fund’s overweighted exposure to TIPS and a relatively short average duration.

July 15, 2014

The fund is subject mainly to interest rate risks. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The performance figure provided reflects the absorption of certain fund expenses by The
Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time.
Had these expenses not been absorbed, the fund’s performance would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The BofA Merrill Lynch 1-10 Year U.S.Treasury Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-10 years; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Intermediate Term Fund from January 1, 2014 to June 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2014

Expenses paid per $1,000†	$ 3.05
Ending value (after expenses)	$1,015.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2014

Expenses paid per $1,000†	$3.06
Ending value (after expenses)	$ 1,021.77

† Expenses are equal to the fund’s annualized expense ratio of .61%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2014 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—99.2%	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies—1.6%
Residual Funding Corp. Principal
Strip, Bonds	0.00	10/15/19	2,930,000	[a]	2,650,434
U.S. Government Agencies/
Mortgage-Backed—.6%
Federal Home Loan Mortgage Corp.:
7.50%, 11/1/29			6,744	[b]	6,930
Government National Mortgage Association I:
6.00%, 1/15/33			30,129		34,744
6.50%, 5/15/26			11,621		13,461
Ser. 2013-57, Cl. A,
1.35%, 6/16/37			433,420		428,842
Ser. 2013-63, Cl. AM,
2.00%, 2/16/47			440,106	[c]	431,237
					915,214
U.S. Treasury Bonds—4.1%
8.13%, 8/15/21			4,735,000		6,639,360
U.S. Treasury Inflation
Protected Securities—6.8%
Notes, 0.13%, 4/15/18			10,598,129	[d]	10,953,336
U.S. Treasury Notes—86.1%
0.25%, 9/30/14			2,035,000		2,036,072
0.25%, 10/15/15			22,145,000		22,168,784
0.25%, 4/15/16			23,300,000		23,248,577
0.88%, 1/31/17			11,045,000		11,095,476
1.00%, 9/30/16			4,560,000	[e]	4,604,889
1.50%, 12/31/18			6,785,000		6,789,241
1.50%, 3/31/19			14,675,000		14,644,050
1.63%, 8/15/22			6,190,000	[e]	5,877,597
2.13%, 12/31/15			11,065,000		11,375,119
2.63%, 8/15/20			19,475,000		20,272,268
3.13%, 5/15/21			2,205,000		2,354,525
3.88%, 5/15/18			13,615,000		14,981,824
					139,448,422
Total Bonds and Notes
(cost $159,519,941)					160,606,766

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Short-Term Investments—.0%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.04%, 11/13/14
(cost $4,999)	5,000	4,999

Other Investment—.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $659,690)	659,690 [f]	659,690
Total Investments (cost $160,184,630)	99.6%	161,271,455
Cash and Receivables (Net)	.4%	638,682
Net Assets	100.0%	161,910,137

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Variable rate security—interest rate subject to periodic change.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Security, or portion thereof, on loan.At June 30, 2014, the value of the fund’s securities on loan was $7,247,227 and the value of the collateral held by the fund was $7,556,866, consisting of U.S. Government and Agency securities.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)	Value (%)
U.S. Government Agencies/		Short-Term/Money Market Investments	.4
Mortgage-Backed	99.2		99.6
† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,247,227)—Note 1(b):
Unaffiliated issuers	159,524,940	160,611,765
Affiliated issuers	659,690	659,690
Cash		58,841
Receivable for investment securities sold		1,191,302
Dividends, interest and securities lending income receivable		588,590
Receivable for shares of Beneficial Interest subscribed		61,118
Prepaid expenses		14,776
		163,186,082
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		50,455
Payable for investment securities purchased		1,186,633
Accrued expenses		38,857
		1,275,945
Net Assets ($)		161,910,137
Composition of Net Assets ($):
Paid-in capital		162,541,132
Accumulated distributions in excess of investment income–net		(440)
Accumulated net realized gain (loss) on investments		(1,717,380)
Accumulated net unrealized appreciation
(depreciation) on investments		1,086,825
Net Assets ($)		161,910,137
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		12,132,654
Net Asset Value, offering and redemption price per share ($)		13.34

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2014 (Unaudited)

Investment Income ($):
Income:
Interest	596,101
Income from securities lending—Note 1(b)	1,850
Dividends;
Affiliated issuers	374
Total Income	598,325
Expenses:
Management fee—Note 3(a)	130,029
Shareholder servicing costs—Note 3(b)	66,168
Professional fees	47,105
Registration fees	12,955
Prospectus and shareholders’ reports	5,170
Trustees’ fees and expenses—Note 3(c)	2,663
Custodian fees—Note 3(b)	2,298
Loan commitment fees—Note 2	394
Miscellaneous	10,329
Total Expenses	277,111
Less—reduction in expenses due to undertaking—Note 3(a)	(13,592)
Less—reduction in fees due to earnings credits—Note 3(b)	(69)
Net Expenses	263,450
Investment Income—Net	334,875
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(78,098)
Net realized gain (loss) on options transactions	(16,128)
Net Realized Gain (Loss)	(94,226)
Net unrealized appreciation (depreciation) on investments	977,037
Net Realized and Unrealized Gain (Loss) on Investments	882,811
Net Increase in Net Assets Resulting from Operations	1,217,686

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
Operations ($):
Investment income—net	334,875	541,621
Net realized gain (loss) on investments	(94,226)	(227,326)
Net unrealized appreciation
(depreciation) on investments	977,037	(2,096,015)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,217,686	(1,781,720)
Dividends to Shareholders from ($):
Investment income—net	(511,357)	(1,179,727)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	98,784,685	14,133,362
Dividends reinvested	433,699	946,244
Cost of shares redeemed	(17,612,033)	(32,817,833)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	81,606,351	(17,738,227)
Total Increase (Decrease) in Net Assets	82,312,680	(20,699,674)
Net Assets ($):
Beginning of Period	79,597,457	100,297,131
End of Period	161,910,137	79,597,457
Undistributed (distributions in excess of)
investment income–net	(440)	176,042
Capital Share Transactions (Shares):
Shares sold	7,405,927	1,058,303
Shares issued for dividends reinvested	32,540	70,390
Shares redeemed	(1,326,244)	(2,439,378)
Net Increase (Decrease) in Shares Outstanding	6,112,223	(1,310,685)

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2014				Year Ended December 31,
	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	13.22		13.68	13.85	13.45	13.18	13.74
Investment Operations:
Investment income—net[a]	.05		.08	.10	.17	.19	.24
Net realized and unrealized
gain (loss) on investments	.15		(.36)	.06	.60	.43	(.39)
Total from Investment Operations	.20		(.28)	.16	.77	.62	(.15)
Distributions:
Dividends from
investment income—net	(.08)		(.18)	(.22)	(.33)	(.35)	(.41)
Dividends from net realized
gain on investments	—		—	(.11)	(.04)	—	—
Total Distributions	(.08)		(.18)	(.33)	(.37)	(.35)	(.41)
Net asset value, end of period	13.34		13.22	13.68	13.85	13.45	13.18
Total Return (%)	1.56	[b]	(2.08)	1.18	5.83	4.68	(1.06)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.64	[c]	.66	.83	.99	.98	.91
Ratio of net expenses
to average net assets	.61	[c]	.65	.65	.65	.65	.65
Ratio of net investment income
to average net assets	.77	[c]	.61	.71	1.23	1.41	1.79
Portfolio Turnover Rate	55.69	[b]	97.02	115.88	120.54	154.75	176.33
Net Assets, end of period
($ x 1,000)	161,910		79,597	100,297	105,712	124,928	135,966

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1— Significant Accounting Policies:

Dreyfus U.S.Treasury IntermediateTerm Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills) and options, are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	659,690	—	—	659,690
U.S. Government
Agencies/
Mortgage-Backed	—	3,565,648	—	3,565,648
U.S. Treasury	— 157,046,117		—	157,046,117

At June 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2014,The Bank of New York Mellon earned $574 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013 ($)	Purchases ($)	Sales ($)	6/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	381,843	99,777,174	99,499,327	659,690.4
Dreyfus
Institutional
Cash
Advantage
Fund	—	4,198,650	4,198,650	—	—
Total	381,843	103,975,824	103,697,977	659,690.4

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $1,033,885 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2013. The fund has $612,479 of post-enactment short-term capital losses and $421,406 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2013 was as follows: ordinary income $1,179,727. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken, from January 1, 2014 through June 30, 2014 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (excluding taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses) did not exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $13,592 during the period ended June 30, 2014.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2014, the fund was charged $31,280 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2014, the fund was charged $20,874 for transfer agency services and $847 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $69.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2014, the fund was charged $2,298 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement which compensatesThe Bank of NewYork Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. During the period ended June 30, 2014, the fund was charged $590 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended June 30, 2014, the fund was charged $4,593 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $38,393, custodian fees $2,200, Chief Compliance Officer fees $2,209 and transfer agency fees $7,653.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and options transactions, during the period ended June 30, 2014, amounted to $128,336,380 and $47,852,392, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended June 30, 2014 is discussed below.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment.The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At June 30, 2014, there were no options written outstanding.

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2013	—	—
Contracts written	32,000	13,936
Contracts terminated;
Contracts expired	32,000	13,936	—	13,936
Contracts outstanding
June 30, 2014	—	—

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2014:

Average Market Value ($)
Interest rate options contracts	2,929

At June 30, 2014, accumulated net unrealized appreciation on investments was $1,086,825, consisting of $1,109,661 gross unrealized appreciation and $22,836 gross unrealized depreciation.

At June 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 23

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 4-5, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance ranked first, second or third of the three funds in the Performance Group for the various periods and was in the first quartile of the Performance Universe for the one- and two-year periods and in the fourth quartile of the Performance Universe for the other periods.The Board also noted that the fund’s yield ranked first, second or third of the three funds in the Performance Group for the ten one –year periods ended December 31st and was at or below the Performance Universe median in each period except one.The Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board

The Fund 25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

noted that the fund’s contractual management fee was the highest of the three funds in the Expense Group, the fund’s actual management fee was the lowest of the three funds in the Expense Group and in the first quartile of the Expense Universe and the fund’s total expenses ranked second of the two funds in the Expense Group and were below the Expense Universe median.

Dreyfus representatives noted that Dreyfus currently is limiting the fund’s operating expenses or assuming all or part of the expenses of the fund so that direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 0.65% of the fund’s average daily net assets. They noted that this expense limitation is voluntary, not contractual, and may be terminated at any time.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the

Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board expressed concern about the fund’s performance and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and

compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 29

For More Information

Ticker Symbol: DRGIX

Telephone 1-800-DREYFUS
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Intermediate Term Fund

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    August 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    August 21, 2014

By:       /s/James Windels

            James Windels,

            Treasurer

Date:    August 21, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)